                                                  Exhibit 13
DVA PLUS
Quotations of average annual total return for any division will be expresses in terms of the avaerage annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and ten years (or, if less, up to the life of the division), calculated pursuant to the formula:

                                              P(1+T)Nth = ERV

                    Where:
               (1)  [P] equals a hypothetical initial premium
                         payment of $1,000
               (2) [T] equals an average annual total return
               (3)  [N] equals the nuber of years
               (4)  [ERV] equals the ending redeemable vale of a
                         hypothetical $1,000 initial premium payment made at the beginning of the period (or fractional portion thereof)

           IIE     Initial payt   Shares     Contract          Sales Load
                                               Charge
All Growth 155 Basis Point
1 Yr Computation
12/31/95  13.81432145    1000     72.389
12/31/96  13.52128743             72.389   978.79 -0.702   978.09 70.00   908.09

Total return period:
 Beginning date                               12/31/1995
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       1.0000000
Maximum Surrender Fee                              7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $   908.09

Calculated average annual total return        -9.1909%

-------------------------------------------------------------------
5 Yr Computation
12/31/91  12.95091259 1000         77.215
12/31/92  12.41928687      0.057   77.158          -0.702
12/31/93  13.02868341      0.054   77.105          -0.702
12/31/94  11.44488956      0.061   77.043          -0.702
12/31/95  13.81432145      0.051   76.993          -0.702
12/31/96  13.52128743              76.993  1041.04 -0.702  1040.34 40.00 1000.34

Total return period:
 Beginning date                               12/31/1991
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       5.0000000
Maximum Surrender Fee                         4.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,000.34

Calculated average annual total return        0.0067%

-------------------------------------------------------------------
Fund Inception to Date
01/25/89  10.00000000 1000        100.000
01/25/90   9.44814877      0.074   99.926          -0.702
01/25/91  10.07683460      0.070   99.856          -0.702
01/25/92  12.85830742      0.055   99.802          -0.702
01/25/93  12.62196931      0.056   99.746          -0.702
01/25/94  13.16993833      0.053   99.693          -0.702
01/25/95  11.55749430      0.061   99.632          -0.702
01/25/96  14.29912398      0.049   99.583          -0.702
12/31/96  13.52128743      0.052   99.531          -0.702
12/31/96  13.52128743              99.531  1345.79  0.000  1345.79  0.00 1345.79

Total return period:
 Beginning date                               01/25/1989
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       7.9342466
Maximum Surrender Fee                         0.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,345.79

Calculated average annual total return        3.8139%

-------------------------------------------------------------------
Capital Appreciation 155 Basis Point
1 Yr Computation
12/31/95  14.54801899 1000         68.738
12/31/96  17.22219016              68.738  1183.82 -0.702  1183.12 70.00 1113.12

Total return period:
 Beginning date                               12/31/1995
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       1.0000000
Maximum Surrender Fee                         7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,113.12

Calculated average annual total return        11.3117%

-------------------------------------------------------------------
Fund Inception to Date
05/04/92   9.99871780 1000        100.013
05/04/93  11.16199506      0.063   99.950          -0.702
05/04/94  11.45955209      0.061   99.889          -0.702
05/04/95  12.46830275      0.056   99.833          -0.702
05/04/96  15.16610593      0.046   99.786          -0.702
12/31/96  17.22219016      0.041   99.746          -0.702
12/31/96  17.22219016              99.746  1717.84  0.000  1717.84 40.00 1677.84

Total return period:
 Beginning date                               05/04/1992
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       4.6602740
Maximum Surrender Fee                         4.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,677.84

Calculated average annual total return        11.7447%

-------------------------------------------------------------------
Emerging Markets 155 Basis Point
1 Yr Computation
12/31/95   9.17383430 1000        109.006
12/31/96   9.68848418             109.006  1056.10 -0.702  1055.40 70.00  985.40

Total return period:
 Beginning date                               12/31/1995
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       1.0000000
Maximum Surrender Fee                         7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $   985.40

Calculated average annual total return        -1.4599%

-------------------------------------------------------------------
Fund Inception to Date
10/04/93  10.00000000 1000        100.000
10/04/94  12.59220794      0.056   99.944          -0.702
10/04/95   9.39922207      0.075   99.870          -0.702
10/04/96   9.99516494      0.070   99.799          -0.702
12/31/96   9.68848418      0.072   99.727          -0.702
12/31/96   9.68848418              99.727   966.20  0.000   966.20 50.00  916.20

Total return period:
 Beginning date                               10/04/1993
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       3.2410959
Maximum Surrender Fee                         5.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $   916.20

Calculated average annual total return        -2.6641%

---------------------------------------------
Fully Managed 155 Basis Point
1 Yr Computation
12/31/95  14.91376537 1000         67.052
12/31/96  17.08461804              67.052  1145.56 -0.702  1144.86 70.00 1074.86

Total return period:
 Beginning date                               12/31/1995
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       1.0000000
Maximum Surrender Fee                         7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,074.86

Calculated average annual total return        7.4856%

-------------------------------------------------------------------
5 Yr Computation
12/31/91  12.39010686 1000         80.710
12/31/92  12.95759337      0.054   80.656          -0.702
12/31/93  13.72481747      0.051   80.605          -0.702
12/31/94  12.53036663      0.056   80.549          -0.702
12/31/95  14.91376537      0.047   80.502          -0.702
12/31/96  17.08461804              80.502  1375.34 -0.702  1374.64 40.00 1334.64

Total return period:
 Beginning date                               12/31/1991
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       5.0000000
Maximum Surrender Fee                         4.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,334.64

Calculated average annual total return        5.9431%

-------------------------------------------------------------------
Fund Inception to Date
01/25/89  10.00000000 1000        100.000
01/25/90   9.87676477      0.071   99.929          -0.702
01/25/91   9.95587464      0.070   99.858          -0.702
01/25/92  12.51216666      0.056   99.802          -0.702
01/25/93  13.18328048      0.053   99.749          -0.702
01/25/94  13.86847768      0.051   99.699          -0.702
01/25/95  12.56993755      0.056   99.643          -0.702
01/25/96  15.03711877      0.047   99.596          -0.702
12/31/96  17.08461804      0.041   99.555          -0.702
12/31/96  17.08461804              99.555  1700.86  0.000  1700.86  0.00 1700.86

Total return period:
 Beginning date                               01/25/1989
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       7.9342466
Maximum Surrender Fee                         0.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,700.86

Calculated average annual total return        6.9233%

-------------------------------------
Managed Global 155 Basis Point
1 Yr Computation
12/31/95   9.48591864 1000        105.419
12/31/96  10.48816735             105.419  1105.65 -0.702  1104.95 70.00 1034.95

Total return period:
 Beginning date                               12/31/1995
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       1.0000000
Maximum Surrender Fee                         7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,034.95

Calculated average annual total return        3.4950%

-------------------------------------------------------------------
Fund Inception to Date
10/21/92  10.00000000 1000        100.000
10/21/93  10.51496340      0.067   99.933          -0.702
10/21/94   9.85274273      0.071   99.862          -0.702
10/21/95   9.24964921      0.076   99.786          -0.702
10/21/96  10.22682348      0.069   99.718          -0.702
12/31/96  10.48816735      0.067   99.651          -0.702
12/31/96  10.48816735              99.651  1045.15  0.000  1045.15 40.00 1005.15

Total return period:
 Beginning date                               10/21/1992
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       4.1945205
Maximum Surrender Fee                         4.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,005.15

Calculated average annual total return        0.1226%

-------------------------------------------------------------------
Limited Maturity Bond 155 Basis Point
1 Yr Computation
12/31/95  14.55923275 1000         68.685
12/31/96  14.95091221              68.685  1026.90 -0.702  1026.20 70.00  956.20

Total return period:
 Beginning date                               12/31/1995
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       1.0000000
Maximum Surrender Fee                         7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $   956.20

Calculated average annual total return        -4.3798%

-------------------------------------------------------------------
5 Yr Computation
12/31/91  12.58795183 1000         79.441
12/31/92  12.99315457      0.054   79.387          -0.702
12/31/93  13.58525670      0.052   79.335          -0.702
12/31/94  13.21650313      0.053   79.282          -0.702
12/31/95  14.55923275      0.048   79.234          -0.702
12/31/96  14.95091221              79.234  1184.62 -0.702  1183.92 40.00 1143.92

Total return period:
 Beginning date                               12/31/1991
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       5.0000000
Maximum Surrender Fee                         4.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,143.92

Calculated average annual total return        2.7257%

-------------------------------------------------------------------
Fund Inception to Date
01/25/89  10.00000000 1000        100.000
01/25/90  10.78787204      0.065   99.935          -0.702
01/25/91  11.55414997      0.061   99.874          -0.702
01/25/92  12.48375333      0.056   99.818          -0.702
01/25/93  13.10544720      0.054   99.764          -0.702
01/25/94  13.63464421      0.051   99.713          -0.702
01/25/95  13.28119925      0.053   99.660          -0.702
01/25/96  14.59461192      0.048   99.612          -0.702
12/31/96  14.95091221      0.047   99.565          -0.702
12/31/96  14.95091221              99.565  1488.59  0.000  1488.59  0.00 1488.59

Total return period:
 Beginning date                               01/25/1989
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       7.9342466
Maximum Surrender Fee                         0.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,488.59

Calculated average annual total return        5.1419%

-------------------------------------------------------------------
Multiple Allocation 155 Basis Point
1 Yr Computation
12/31/95  16.37832991 1000         61.056
12/31/96  17.53661553              61.056  1070.72 -0.702  1070.01 70.00 1000.01

Total return period:
 Beginning date                               12/31/1995
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       1.0000000
Maximum Surrender Fee                         7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,000.01

Calculated average annual total return        0.0014%

-------------------------------------------------------------------
5 Yr Computation
12/31/91  13.08090479 1000         76.447
12/31/92  13.11971961      0.053   76.394          -0.702
12/31/93  14.35406547      0.049   76.345          -0.702
12/31/94  13.96636575      0.050   76.294          -0.702
12/31/95  16.37832991      0.043   76.252          -0.702
12/31/96  17.53661553              76.252  1337.19 -0.702  1336.49 40.00 1296.49

Total return period:
 Beginning date                               12/31/1991
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       5.0000000
Maximum Surrender Fee                         4.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,296.49

Calculated average annual total return        5.3305%

-------------------------------------------------------------------
Fund Inception to Date
01/25/89  10.00000000 1000        100.000
01/25/90  10.35032138      0.068   99.932          -0.702
01/25/91  11.25191504      0.062   99.870          -0.702
01/25/92  12.86695435      0.055   99.815          -0.702
01/25/93  13.35842776      0.053   99.763          -0.702
01/25/94  14.43521570      0.049   99.714          -0.702
01/25/95  14.04935920      0.050   99.664          -0.702
01/25/96  16.35944683      0.043   99.621          -0.702
12/31/96  17.53661553      0.040   99.581          -0.702
12/31/96  17.53661553              99.581  1746.32  0.000  1746.32  0.00 1746.32

Total return period:
 Beginning date                               01/25/1989
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       7.9342466
Maximum Surrender Fee                         0.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,746.32

Calculated average annual total return        7.2794%

-------------------------------------------------------------------
Hard Assets 155 Basis Point
1 Yr Computation
12/31/95  14.80347994 1000         67.552
12/31/96  19.41701182              67.552  1311.66 -0.702  1310.96 70.00 1240.96

Total return period:
 Beginning date                               12/31/1995
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       1.0000000
Maximum Surrender Fee                         7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,240.96

Calculated average annual total return        24.0956%

-------------------------------------------------------------------
5 Yr Computation
12/31/91  10.25214652 1000         97.541
12/31/92   9.10278374      0.077   97.464          -0.702
12/31/93  13.43638584      0.052   97.412          -0.702
12/31/94  13.56356438      0.052   97.360          -0.702
12/31/95  14.80347994      0.047   97.313          -0.702
12/31/96  19.41701182              97.313  1889.52 -0.702  1888.82 40.00 1848.82

Total return period:
 Beginning date                               12/31/1991
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       5.0000000
Maximum Surrender Fee                         4.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,848.82

Calculated average annual total return        13.0782%

-------------------------------------------------------------------
Fund Inception to Date
01/25/89  10.00000000 1000        100.000
01/25/90  12.00718487      0.058   99.942          -0.702
01/25/91   9.27640645      0.076   99.866          -0.702
01/25/92  10.45705434      0.067   99.799          -0.702
01/25/93   9.05399499      0.078   99.721          -0.702
01/25/94  13.69264575      0.051   99.670          -0.702
01/25/95  12.62107658      0.056   99.614          -0.702
01/25/96  16.00561548      0.044   99.571          -0.702
12/31/96  19.41701182      0.036   99.534          -0.702
12/31/96  19.41701182              99.534  1932.66  0.000  1932.66  0.00 1932.66

Total return period:
 Beginning date                               01/25/1989
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       7.9342466
Maximum Surrender Fee                         0.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,932.66

Calculated average annual total return        8.6591%

-------------------------------------------------------------------
Real Estate 155 Basis Point
1 Yr Computation
12/31/95  15.61213746 1000         64.053
12/31/96  20.79361169              64.053  1331.89 -0.702  1331.19 70.00 1261.19

Total return period:
 Beginning date                               12/31/1995
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       1.0000000
Maximum Surrender Fee                         7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,261.19

Calculated average annual total return        26.1191%

-------------------------------------------------------------------
5 Yr Computation
12/31/91  10.02224543 1000         99.778
12/31/92  11.23546559      0.062   99.716          -0.702
12/31/93  12.97174720      0.054   99.661          -0.702
12/31/94  13.58124077      0.052   99.610          -0.702
12/31/95  15.61213746      0.045   99.565          -0.702
12/31/96  20.79361169              99.565  2070.31 -0.702  2069.61 40.00 2029.61

Total return period:
 Beginning date                               12/31/1991
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       5.0000000
Maximum Surrender Fee                         4.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 2,029.61

Calculated average annual total return        15.2080%

-------------------------------------------------------------------
Fund Inception to Date
01/25/89  10.00000000 1000        100.000
01/25/90   9.53125199      0.074   99.926          -0.702
01/25/91   8.05845717      0.087   99.839          -0.702
01/25/92  10.27837999      0.068   99.771          -0.702
01/25/93  11.80698824      0.059   99.712          -0.702
01/25/94  12.88834223      0.054   99.657          -0.702
01/25/95  13.04941957      0.054   99.603          -0.702
01/25/96  15.55709127      0.045   99.558          -0.702
12/31/96  20.79361169      0.034   99.524          -0.702
12/31/96  20.79361169              99.524  2069.47  0.000  2069.47  0.00 2069.47

Total return period:
 Beginning date                               01/25/1989
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       7.9342466
Maximum Surrender Fee                         0.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 2,069.47

Calculated average annual total return        9.5998%

-------------------------------------------------------------------
Rising Dividends 155 Basis Point
1 Yr Computation
12/31/95  13.15109642 1000         76.039
12/31/96  15.61912252              76.039  1187.66 -0.702  1186.96 70.00 1116.96

Total return period:
 Beginning date                               12/31/1995
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       1.0000000
Maximum Surrender Fee                         7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,116.96

Calculated average annual total return        11.6961%

-------------------------------------------------------------------
Fund Inception to Date
10/04/93  10.00000000 1000        100.000
10/04/94  10.23328609      0.069   99.931          -0.702
10/04/95  12.08600520      0.058   99.873          -0.702
10/04/96  15.04094807      0.047   99.827          -0.702
12/31/96  15.61912252      0.045   99.782          -0.702
12/31/96  15.61912252              99.782  1558.50  0.000  1558.50 50.00 1508.50

Total return period:
 Beginning date                               10/04/1993
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       3.2410959
Maximum Surrender Fee                         5.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,508.50

Calculated average annual total return        13.5242%

-------------------------------------------------------------------
Small Cap 155 Basis Point
1 Yr Computation
01/02/96  10.00000000 1000        100.000
12/31/96  11.82458281             100.000  1182.46  0.000  1182.46  0.00 1182.46

Total return period:
 Beginning date                               01/02/1996
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       0.9972603
Maximum Surrender Fee                         7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,182.46

Calculated average annual total return        18.3003%

--------------------------
Fund Inception to Date
01/02/96  10.00000000 1000        100.000
12/31/96  11.82458281             100.000  1183.00 -0.702  1182.30 70.00 1112.30

Total return period:
 Beginning date                               01/02/1996
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       1.0000000
Maximum Surrender Fee                         7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,112.30

Calculated average annual total return        11.2301%

-------------------------------------------------------------------
Strategic Equity 155 Basis Point
1 Yr Computation
12/31/95  10.00899788 1000         99.910
12/31/96  11.76365683              99.910  1175.31 -0.702  1174.61 70.00 1104.61

Total return period:
 Beginning date                               12/31/1995
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       1.0000000
Maximum Surrender Fee                         7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,104.61

Calculated average annual total return        10.4605%

-------------------------------------------------------------------
Fund Inception to Date
10/02/95  10.00000000 1000        100.000
10/02/96  11.22759315      0.063   99.937          -0.702
12/31/96  11.76365683      0.060   99.878          -0.702
12/31/96  11.76365683              99.878  1174.93  0.000  1174.93 70.00 1104.93

Total return period:
 Beginning date                               10/02/1995
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       1.2465753
Maximum Surrender Fee                         7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,104.93

Calculated average annual total return        8.3335%

-------------------------------------------------------------------
Value Equity 155 Basis Point
1 Yr Computation
12/31/95  13.33863954 1000         74.970
12/31/96  14.52521653              74.970  1088.96 -0.702  1088.25 70.00 1018.25

Total return period:
 Beginning date                               12/31/1995
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       1.0000000
Maximum Surrender Fee                         7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,018.25

Calculated average annual total return        1.8254%
-------------------------------------------------------------------
Fund Inception to Date
01/03/95  10.00000000 1000        100.000
01/03/96  13.40662221      0.052   99.948          -0.702
12/31/96  14.52521653      0.048   99.899          -0.702
12/31/96  14.52521653              99.899  1451.06  0.000  1451.06 70.00 1381.06

Total return period:
 Beginning date                               01/03/1995
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       1.9945205
Maximum Surrender Fee                         7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,381.06

Calculated average annual total return        17.5706%

-------------------------------------------------------------------

Liquid Asset 155 Basis Point
1 Yr Computation
12/31/95  12.76159881 1000         78.360
12/31/96  13.18823973              78.360  1033.43 -0.702  1032.73 70.00  962.73


Total return period:
 Beginning date                               12/31/1995
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       1.0000000
Maximum Surrender Fee                         7.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $   962.73

Calculated average annual total return        -3.7271%

-------------------------------------------------------------------
5 Yr Computation
12/31/91  11.71036497 1000         85.394
12/31/92  11.88898304      0.059   85.335          -0.702
12/31/93  12.01365782      0.058   85.277          -0.702
12/31/94  12.26538727      0.057   85.219          -0.702
12/31/95  12.76159881      0.055   85.164          -0.702
12/31/96  13.18823973              85.164  1123.17 -0.702  1122.47 40.00 1082.47


Total return period:
 Beginning date                               12/31/1991
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       5.0000000
Maximum Surrender Fee                         4.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,082.47

Calculated average annual total return        1.5975%

-------------------------------------------------------------------

Fund Inception to Date
01/26/89  10.00000000 1000        100.000
01/26/90  10.66329301      0.066   99.934          -0.702
01/26/91  11.29926987      0.062   99.872          -0.702
01/26/92  11.73030342      0.060   99.812          -0.702
01/26/93  11.89985229      0.059   99.753          -0.702
01/26/94  12.02309838      0.058   99.695          -0.702
01/26/95  12.29742770      0.057   99.638          -0.702
01/26/96  12.79282323      0.055   99.583          -0.702
12/31/96  13.18823973      0.053   99.530          -0.702
12/31/96  13.18823973              99.530  1312.62  0.000  1312.62  0.00 1312.62


Total return period:
 Beginning date                               01/26/1989
 Ending date                                  12/31/1996
Number of Years (expressed as a decimal)       7.9315068
Maximum Surrender Fee                         0.00%
Assumed Initial Investment                    $ 1,000.00
Ending redeemable value (assuming reinvestment
  of all dividends and distributions)         $ 1,312.62

Calculated average annual total return        3.4892%

Quotations of average annual total return for any division will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in a contract over a period of one, five and ten years (or, if less, up to the life of the division), calculated pursuant to the formula:

                                              P(1+T)Nth = ERV

                    Where:
               (1)  [P] equals a hypothetical initial premium payment of $1,000
               (2) [T] equals an average annual total return
               (3)  [N] equals the nuber of years
               (4)  [ERV] equals the ending redeemable vale of a hypothetical
                              $1,000 initial premium payment made at the beginning of the period (or fractional portion thereof)

Granite PrimElite
Average Annualized Total Returns for Periods Ending 12/31/96 - Standardized

                 One Year PeInception
                 Ending 12/3to 12/31/Inception Date

OTC                   11.67%   20.10%   10/07/94
Total Return           4.97%   11.97%   10/07/94
Research              14.49%   20.92%   10/07/94
SB Income & Growt     11.01%   18.82%   04/05/95
SB International       8.96%   14.48%   03/27/95
SB High Income         4.54%    8.65%   04/28/95
SB Appreciation      n/a        5.34%   03/22/96

Average Annualized Total Returns for Periods Ending 12/31/96 - Non-Standardized

                 One Year PeInception
                 Ending 12/3to 12/31/Inception Date

OTC                   18.79%   22.34%   10/07/94
Total Return          12.09%   14.41%   10/07/94
Research              21.61%   23.15%   10/07/94
SB Income & Growt     18.13%   22.44%   04/05/95
SB International      16.08%   18.13%   03/27/95
SB High Income        11.66%   12.67%   04/28/95
SB Appreciation      n/a       12.46%   03/22/96


Granite PrimElite
12/31/96                    One Year and Inception Standard SEC Returns w/
                                   withdrawl
                            Assumed   $33,000.00 avg contract value
OTC 140 Basis Point                  $40 Annual Contract

1 Yr computation            Investmen    IIE      Shares  Shares    Value
12/31/95 Purchase            1000.00 13.21319500  75.682   75.682  1000.00
12/31/96 Annual maint charge   -1.21 15.69616200  -0.077   75.605  1186.71
12/31/96 Withdrawl Charge     -70.00 15.69616200  -4.460   71.145  1116.70
Average Annual Total Return:   11.67%

Fund Inception to Date      Investmen    IIE      Shares  Shares    Value
10/07/94 Purchase            1000.00 10.00000000 100.000  100.000  1000.00
12/31/96 Annual maint charge   -3.64 15.69616200  -0.232   99.768  1565.97
12/31/96 Withdrawl Charge     -60.00 15.69616200  -3.823   95.945  1505.97
Average Annual Total Return:   20.10%

Number of years =     2.24

Total Return 140 Basis Point         $40 Annual Contract

1 Yr computation            Investmen    IIE      Shares  Shares    Value
12/31/95 Purchase            1000.00 12.05414100  82.959   82.959  1000.00
12/31/96 Annual maint charge   -1.21 13.51183600  -0.090   82.869  1119.71
12/31/96 Withdrawl Charge     -70.00 13.51183600  -5.181   77.688  1049.71
Average Annual Total Return:    4.97%

Fund Inception to Date      Investmen    IIE      Shares  Shares    Value
10/07/94 Purchase            1000.00 10.00000000 100.000  100.000  1000.00
12/31/96 Annual maint charge   -3.64 13.51183600  -0.269   99.731  1347.55
12/31/96 Withdrawl Charge     -60.00 13.51183600  -4.441   95.290  1287.54
Average Annual Total Return:   11.97%

Number of years =     2.24

Research 140 Basis Point             $40 Annual Contract

1 Yr computation            Investmen    IIE      Shares  Shares    Value
12/31/95 Purchase            1000.00 13.09729500  76.352   76.352  1000.00
12/31/96 Annual maint charge   -1.21 15.92820500  -0.076   76.276  1214.94
12/31/96 Withdrawl Charge     -70.00 15.92820500  -4.395   71.881  1144.94
Average Annual Total Return:   14.49%

Fund Inception to Date      Investmen    IIE      Shares  Shares    Value
10/07/94 Purchase            1000.00 10.00000000 100.000  100.000  1000.00
12/31/96 Annual maint charge   -3.64 15.92820500  -0.228   99.772  1589.19
12/31/96 Withdrawl Charge     -60.00 15.92820500  -3.767   96.005  1529.19
Average Annual Total Return:   20.92%

 Number of years =    2.24

SB Income & Growth 140 Basis Point   $40 Annual Contract

1 Yr computation            Investmen    IIE      Shares  Shares    Value
1 Yr compPurchase            1000.00 12.04522500  83.020   83.020   999.99
12/31/95 Annual maint charge   -1.21 14.22940800  -0.085   82.935  1180.12
12/31/96 Withdrawl Charge     -70.00 14.22940800  -4.919   78.016  1110.12
Average Annual Total Return:   11.01%

Fund Inception to Date      Investmen    IIE      Shares  Shares    Value
04/05/95 Purchase            1000.00 10.00000000 100.000  100.000  1000.00
12/31/96 Annual maint charge   -2.42 14.22940800  -0.170   99.830  1420.52
12/31/96 Withdrawl Charge     -70.00 14.22940800  -4.919   94.911  1350.53
Average Annual Total Return:   18.82%

Number of years =     1.74

SB International Equity/ 140 Basis Po$40 Annual Contract

1 Yr computation            Investmen    IIE      Shares  Shares    Value
12/31/95 Purchase            1000.00 11.56332600  86.480   86.480  1000.00
12/31/96 Annual maint charge   -1.21 13.42295400  -0.090   86.390  1159.61
12/31/96 Withdrawl Charge     -70.00 13.42295400  -5.215   81.175  1089.61
Average Annual Total Return:    8.96%

Fund Inception to Date      Investmen    IIE      Shares  Shares    Value
03/27/95 Purchase            1000.00 10.00000000 100.000  100.000  1000.00
12/31/96 Annual maint charge   -2.42 13.42295400  -0.181   99.819  1339.87
12/31/96 Withdrawl Charge     -70.00 13.42295400  -5.215   94.604  1269.87
Average Annual Total Return:   14.48%

 Number of years =    1.77

SB High Income 140 Basis Point       $40 Annual Contract

1 Yr computation            Investmen    IIE      Shares  Shares    Value
12/31/95 Purchase            1000.00 10.94230900  91.388   91.388  1000.00
12/31/96 Annual maint charge   -1.21 12.21844200  -0.099   91.289  1115.41
12/31/96 Withdrawl Charge     -70.00 12.21844200  -5.729   85.560  1045.41
Average Annual Total Return:    4.54%

Fund Inception to Date      Investmen    IIE      Shares  Shares    Value
04/28/95 Purchase            1000.00 10.00000000 100.000  100.000  1000.00
12/31/96 Annual maint charge   -2.42 12.21844200  -0.198   99.802  1219.42
12/31/96 Withdrawl Charge     -70.00 12.21844200  -5.729   94.073  1149.43
Average Annual Total Return:    8.65%

 Number of years =   1.68

SB Appreciation 140 Basis Point      $40 Annual Contract

1 Yr computation            Investmen    IIE      Shares  Shares    Value
12/31/95 Purchase            1000.00 10.00000000 100.000  100.000  1000.00
12/31/96 Annual maint charge   -1.21 11.24597500  -0.108   99.892  1123.38
12/31/96 Withdrawl Charge     -70.00 11.24597500  -6.224   93.668  1053.39
Average Annual Total Return:    5.34%

Fund Inception to Date      Investmen    IIE      Shares  Shares    Value
03/22/96 Purchase            1000.00 10.00000000 100.000  100.000  1000.00
12/31/96 Annual maint charge   -1.21 11.24597500  -0.108   99.892  1123.38
12/31/96 Withdrawl Charge     -70.00 11.24597500  -6.224   93.668  1053.39
Average Annual Total Return:    6.91%
Non Annualized                  5.34%
Number of years =     0.78